UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2018

Immune Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36602	52-1841431
(State or other jurisdiction of incorporation)	(SEC File Number)	(I.R.S. Employer Identification No.)

1 Bridge Plaza North, Suite 270, Fort Lee NJ		07024
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 464-2677

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 19, 2018, Immune Pharmaceuticals Inc., a Delaware corporation (the “Company”), filed with the Secretary of State of the State of Delaware a Certificate of Amendment (the “Certificate of Amendment”) to its Certificate of Incorporation, increasing the total number of authorized shares of Common Stock to 600,000,000. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated by reference herein. The Company’s stockholders approved the Certificate of Amendment at the Company’s adjourned special meeting of stockholders (the “Special Meeting”) on December 19, 2018.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Certain matters were submitted to a vote of stockholders at the Special Meeting. A total of 32,853,891 shares were represented in person or by proxy at the Special Meeting, out of 49,313,329 shares outstanding and entitled to vote as of the record date. The final results for each of the matters submitted are set forth below. Each of the proposals was approved. A more detailed description of each proposal is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on November 8, 2018 (the “Proxy Statement”).

Proposal No. 1 – Amendment to Certificate of Incorporation to Increase the Number of Authorized Shares. The stockholders approved a proposal to amend the certificate of incorporation of the Company (the “Certificate of Incorporation”) to increase the total number of authorized shares of common stock to 600,000,000 by the votes set forth in the table below:

For	Against	Abstained
25,218,625	7,450,759	184,507

Proposal No. 2 – Adjournment of the Special Meeting to solicit additional proxies if there were insufficient proxies at the Special Meeting to approve Proposal 1. The stockholders also approved an adjournment of the Special Meeting, if it had been necessary to solicit additional proxies, had there been insufficient votes to approve the Certificate of Amendment, by the votes set forth in the table below:

For	Against	Abstained
23,903,155	8,344,936	605,800

Item 9.01	Financial Statements and Exhibits.

d)	Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Certificate of Amendment of Third Amended and Restated Certificate of Incorporation of Immune Pharmaceuticals Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Immune Pharmaceuticals Inc.

December 19, 2018	By:	/s/ Tony Fiorino
	Name:	Tony Fiorino, M.D., Ph.D.
	Title:	President and Interim Chief Executive Officer